UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                   Date of Report (Date of earliest Event
                         Reported): March 30, 2006

                      Alternative Loan Trust 2006-6CB
                      -------------------------------
                     (Exact name of the issuing entity)
               Commission File Number of the issuing entity:
                               333-131630-10

                                CWALT, Inc.
                                -----------
                (Exact name of the depositor as specified in
                 its charter) Commission File Number of the
                           depositor: 333-131630

                        Countrywide Home Loans, Inc.
                        ----------------------------
          (Exact name of the sponsor as specified in its charter)

                  Delaware                             87-0698307
                  --------                             ----------
        (State or Other Jurisdiction                (I.R.S. Employer
     of Incorporation of the depositor)   Identification No. of the depositor)

4500 Park Granada
Calabasas, California                              91302
---------------------                            ---------
(Address of Principal                            (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

-------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
---------   ------------

On March 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-6CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On March 29, 2006, The Bank of New York, not in its indivudial capacity but solely as trustee on behalf of the Supplemental Interest Trust for Alternative Loan Trust 2006-6CB (the "Trustee") entered into six interest rate Corridor Contracts (the "Swiss Re Corridor Contracts"), each as evidenced by a Confirmation between The Bank of New York and Swiss Re Financial Products Corporation (collectively, the "Swiss Re Confirmations"). The Swiss Re Confirmations are annexed hereto as Exhibit 99.2, Exhibit 99.3., Exhibit 99.4, Exhibit 99.5, Exhibit 99.6 and Exhibit 99.7, respectively.

On March 30, 2006, the Trustee entered into an interest rate Corridor Contract (the "Barclays Corridor Contracts"), as evidenced by a
Confirmation between The Bank of New York and Barclays Bank PLC (the "Barclays Confirmation"). The Barclays Confirmation is annexed hereto as
Exhibit 99.8.

On March 29, 2006, the Trustee entered into two interest rate Corridor Contracts (the "Bear Stearns Corridor Contracts"), each as evidenced by a Confirmation between The Bank of New York and Bear Stearns Financial Products Inc. (collectively, the "Bear Stearns Confirmations"). The Bear Stearns Confirmations are annexed hereto as Exhibit 99.9 and Exhibit 99.10, respectively.

On January 26, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 26, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Swiss Re Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.11.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.12.

On February 16, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 16, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Barclays Bank PLC, as counterparty (the
"Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit
99.13.

Section 9  Financial Statements and Exhibits
---------  ---------------------------------

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

(d) Exhibits.
    ---------

Exhibit No.  Description
-----------

   99.1 The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Swiss Re Confirmation, dated as of March 29, 2006, between the Swiss Re Financial Products Corporation and the Trustee.

   99.3 The Swiss Re Confirmation, dated as of March 29, 2006, between the Swiss Re Financial Products Corporation and the Trustee.

   99.4 The Swiss Re Confirmation, dated as of March 29, 2006, between the Swiss Re Financial Products Corporation and the Trustee.

   99.5 The Swiss Re Confirmation, dated as of March 29, 2006, between the Swiss Re Financial Products Corporation and the Trustee.

   99.6 The Swiss Re Confirmation, dated as of March 29, 2006, between the Swiss Re Financial Products Corporation and the Trustee.

   99.7 The Swiss Re Confirmation, dated as of March 29, 2006, between the Swiss Re Financial Products Corporation and the Trustee.

   99.8 The Barclays Confirmation, dated as of March 30, 2006, between the Barclays Bank PLC and the Trustee.

   99.9 The Bear Stearns Confirmation, dated as of March 29, 2006, between Bear Stearns Financial Products Inc. and the Trustee.

   99.10 The Bear Stearns Confirmation, dated as of March 29, 2006, between Bear Stearns Financial Products Inc. and the Trustee.

   99.11 The Item 1115 Agreement, dated as of January 26, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and Swiss Re Financial Products Corporation.

   99.12 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and Bear Stearns Financial Products Inc.

   99.13 The Item 1115 Agreement, dated as of February 16, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and Barclays Bank PLC.

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWALT, INC.



                                                By: /s/ Darren Bigby
                                                    ----------------
                                                Darren Bigby
                                                Vice President



Dated:  April 14, 2006

                               Exhibit Index
                               -------------



Exhibit
-------

   99.1 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Confirmation, dated as of March 29, 2006, between Swiss Re Financial Products Corporation and the Trustee.

   99.3 The Confirmation, dated as of March 29, 2006, between Swiss Re Financial Products Corporation and the Trustee.

   99.4 The Confirmation, dated as of March 29, 2006, between Swiss Re Financial Products Corporation and the Trustee.

   99.5 The Confirmation, dated as of March 29, 2006, between Swiss Re Financial Products Corporation and the Trustee.

   99.6 The Confirmation, dated as of March 29, 2006, between Swiss Re Financial Products Corporation and the Trustee.

   99.7 The Confirmation, dated as of March 29, 2006, between Swiss Re Financial Products Corporation and the Trustee.

   99.8 The Confirmation, dated as of March 30, 2006, between the Barclays Bank PLC and the Trustee.

   99.9 The Confirmation, dated as of March 29, 2006, between Bear Stearns Financial Products Inc. and the Trustee.

   99.10 The Confirmation, dated as of March 29, 2006, between Bear Stearns Financial Products Inc. and the Trustee.

   99.11 The Item 1115 Agreement, dated as of January 26, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and Swiss Re Financial Products Corporation.

   99.12 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and Bear Stearns Financial Products Inc.

   99.13 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and Barclays Bank PLC.